                                                                    EXHIBIT 99.1



                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

    The following unaudited pro forma condensed consolidated financial statements of Reliant Energy, Incorporated (Reliant Energy) and subsidiaries (collectively, the Company) for each of the three years in the period ended December 31, 2000, and as of and for the six months ended June 30, 2001, have been prepared based upon the Company's historical consolidated financial statements. These pro forma financial statements are being filed under this Form 8-K to facilitate their incorporation by reference into future filings of Reliant Energy under the Securities Act of 1933, as applicable.

    In 2000, Reliant Energy submitted a business separation plan to the Public Utility Commission of Texas (Texas Utility Commission) which, as amended, provides that Reliant Energy will restructure its businesses into two separate publicly traded companies in order to separate its unregulated businesses from its regulated businesses. The Texas Utility Commission approved the plan in December 2000 and issued a final order on April 10, 2001.

    As part of the separation, Reliant Energy will restructure its corporate organization to achieve a new holding company structure. The new holding company will hold Reliant Energy's regulated businesses. To create the holding company, Reliant Energy will merge with an indirect wholly owned subsidiary (Merger). If the Merger is approved by Reliant Energy's shareholders, Reliant Energy will become an indirect wholly owned subsidiary of a newly formed holding company. In the Merger, each outstanding share of Reliant Energy common stock will be automatically converted into one share of common stock of the newly formed holding company. Reliant Energy will be deemed the "accounting predecessor" to the newly formed holding company, and accordingly there are no pro forma adjustments in the following unaudited pro forma condensed consolidated financial statements of Reliant Energy related to the Merger.

    In connection with the business separation plan, Reliant Energy formed Reliant Resources, Inc. (Reliant Resources) which owns and operates a substantial portion of Reliant Energy's unregulated operations. These operations consist of the following:

    o non-rate regulated power generation assets and related energy trading, marketing, power origination and risk management operations in North America and Europe,

    o   unregulated retail electric operations, and

    o other operations, including Reliant Energy's eBusiness, communications, and venture capital businesses which are referred to as "New Ventures businesses."

    In May 2001, Reliant Resources issued and sold 59.8 million shares of its common stock to the public in an initial public offering (Offering) at a price of $30 per share, and received net proceeds from the Offering of $1.7 billion. Pursuant to a master separation agreement between Reliant Resources and Reliant Energy, Reliant Resources used $147 million of the net proceeds to repay certain indebtedness owed to Reliant Energy. Reliant Energy expects to distribute the remaining common stock of Reliant Resources it owns to Reliant Energy's or its successor's shareholders within twelve months of the closing of the Reliant Resources initial public offering (Distribution).

    At the time of the Offering and in accordance with the provisions of the master separation agreement, Reliant Energy converted or contributed an aggregate of $1.7 billion of the indebtedness owed by Reliant Resources to Reliant Energy and its subsidiaries to equity without the issuance of any additional shares of Reliant Resources common stock (Recapitalization). The Recapitalization was one of the transactions contemplated by the master separation agreement.


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
    The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the following:

    o Reliant Energy's discontinuance, through the Distribution, of the non-rate regulated power generation assets and related energy trading, marketing, power origination and risk management operations in North America and Europe,

    o Reliant Energy's disposition, through the Distribution, of the unregulated retail electric operations and other unregulated operations, which includes a pre-tax, non-cash charge of $100 million relating to the redesign of some of Reliant Energy's benefit plans in anticipation of Reliant Resources' separation from Reliant Energy during the six months ended June 30, 2001, and

    o   the Recapitalization.

    Reliant Energy is seeking a ruling from the Internal Revenue Service that the Distribution will be tax-free to Reliant Energy and its shareholders and will qualify as a reorganization. Upon receipt of a favorable ruling that the Distribution is tax-free, we anticipate Reliant Energy's or its successor's board of directors will approve the Distribution. If Reliant Energy does not obtain a favorable ruling, it is not likely to make the Distribution in the expected time frame. There can be no assurances that the Distribution will be completed.

    Upon approval of the Distribution by Reliant Energy's or its successor's board of directors, Reliant Energy will present its non-rate regulated power generation assets and related energy trading, marketing, power origination and risk management operations in North America and Europe as discontinued operations, in accordance with Accounting Principles Board Opinion No. 30 (APB No. 30). Accordingly, the following unaudited pro forma condensed consolidated financial statements of Reliant Energy reflect these operations as discontinued operations for each of the three years in the period ended December 31, 2000, and as of and for the six months ended June 30, 2001.

     The following unaudited pro forma condensed consolidated financial statements of Reliant Energy reflect the disposition through the Distribution of the unregulated retail electric operations and other unregulated operations, including our eBusiness, communications, and venture capital businesses, as a disposition of operations during the year ended December 31, 2000, and as of and for the six months ended June 30, 2001.

    The Recapitalization is reflected in the following unaudited pro forma condensed consolidated financial statements of Reliant Energy as if the Recapitalization described above had occurred on January 1, 2000.

     Under the Texas electric restructuring laws, on January 1, 2002, all retail customers of the electric utility division of Reliant Energy will be entitled to purchase their electricity from any of a number of "retail electric providers" which have been certified by the Texas Utility Commission. Beginning January 1, 2002, Reliant Resources' unregulated retail electric operations will provide retail electric services to all of the approximately 1.7 million customers of the electric utility division of Reliant Energy who do not take action to select another retail electric provider.

    The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's actual results of operations as if the transactions described above had occurred at the beginning of each period, as applicable, nor are they necessarily indicative of the Company's financial position or results of operations that may be achieved in the future.

    The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Annual Report on Form 10-K of Reliant Energy for the year ended December 31, 2000 and the Quarterly Reports on Form 10-Q of Reliant Energy for the quarters ended March 31, 2001 and June 30, 2001.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001

                                                                                   DISCONTINUED
                                                                                    OPERATIONS
                                                                    HISTORICAL     AND DISPOSAL          OTHER           PRO FORMA
                                                                      BALANCE      OF BUSINESSES       ADJUSTMENTS        BALANCE
                                                                    ----------     -------------       -----------       ----------
                                                                                              (IN MILLIONS)
Cash and cash equivalents ...................................         $   108         $    85            $  --            $    23
Investment in AOL Time Warner common stock ..................           1,365            --                 --              1,365
Accounts and notes receivable, net ..........................           2,897           3,488              1,475(a)           884
Inventories .................................................             589             165               --                424
Price risk management assets ................................           2,514           2,514               --               --
Non-trading derivative assets ...............................           2,047           2,035               --                 12
Other current assets ........................................             467             448               --                 19
                                                                      -------         -------            -------          -------
  Total current assets ......................................           9,987           8,735              1,475            2,727
                                                                      -------         -------            -------          -------
Property, Plant and Equipment, net ..........................          15,826           4,273               --             11,553
                                                                      -------         -------            -------          -------
Goodwill and intangible assets, net .........................           2,998           1,232               --              1,766
Regulatory assets ...........................................           1,688            --                 --              1,688
Price risk management assets ................................             543             543               --               --
Non-trading derivative assets ...............................             711             707               --                  4
Equity investments in unconsolidated subsidiaries ...........             139             139               --               --
Other assets ................................................           1,346             782                 30(a)           594
                                                                      -------         -------            -------          -------
  Total other assets ........................................           7,425           3,403                 30            4,052
                                                                      -------         -------            -------          -------
      Total Assets ..........................................         $33,238         $16,411            $ 1,505          $18,332
                                                                      =======         =======            =======          =======
Short-term borrowings and current portion of
  long-term debt ............................................         $ 3,517         $   168            $ 1,334(a)       $ 4,683
Indexed debt securities derivative ..........................           1,252            --                 --              1,252
Accounts payable ............................................           2,366           1,984                141(a)           523
Taxes and interest accrued ..................................             454              24               --                430
Price risk management liabilities ...........................           2,420           2,420               --               --
Non-trading derivative liabilities ..........................           1,809           1,742               --                 67
Other current liabilities ...................................           1,431             743               --                688
                                                                      -------         -------            -------          -------
  Total current liabilities .................................          13,249           7,081              1,475            7,643
                                                                      -------         -------            -------          -------
Accumulated deferred income taxes ...........................           2,694             163               --              2,531
Price risk management liabilities ...........................             564             564               --               --
Non-trading derivative liabilities ..........................             677             666               --                 11
Other liabilities ...........................................           1,944             629               --              1,315
                                                                      -------         -------            -------          -------
  Total other liabilities ...................................           5,879           2,022               --              3,857
                                                                      -------         -------            -------          -------
Long-term Debt ..............................................           5,449             908                 30(a)         4,571
                                                                      -------         -------            -------          -------
Minority Interest in Consolidated Subsidiaries ..............           1,221            --               (1,212)(b)            9
                                                                      -------         -------            -------          -------
Company Obligated Mandatorily Redeemable Preferred
  Securities of Subsidiary Trusts Holding Solely Junior
  Subordinated Debentures of the Company ....................             705            --                 --                705
                                                                      -------         -------            -------          -------
Stockholders' Equity ........................................           6,735           6,400              1,212(b)         1,547
                                                                      -------         -------            -------          -------
  Total Liabilities and Stockholders' Equity ................         $33,238         $16,411            $ 1,505          $18,332
                                                                      =======         =======            =======          =======

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                  DISCONTINUED
                                                                 OPERATIONS AND
                                                  HISTORICAL       DISPOSAL OF    RECAPITALIZATION       OTHER          PRO FORMA
                                                   BALANCE         BUSINESSES        ADJUSTMENTS       ADJUSTMENTS       BALANCE
                                                ---------------  ----------------  ---------------   ---------------  --------------
                                                                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues....................................... $      25,259    $      19,552     $          --     $         592 (a)$       6,299

Expenses:
  Fuel and cost of gas sold....................        13,056           10,191                --               561 (a)        3,426
  Purchased power..............................         9,184            8,398                --                --              786
  Operation and maintenance....................         1,335              530                --                31 (a)          836
  Taxes other than income taxes................           282               10                --                --              272
  Depreciation and amortization................           420              107                --                --              313
                                                ---------------  ----------------  ---------------   ---------------  --------------
    Total .....................................        24,277           19,236                --               592            5,633
                                                ---------------  ----------------  ---------------   ---------------  --------------
Operating Income...............................           982              316                --                --              666
                                                ---------------  ----------------  ---------------   ---------------  --------------
Other (Expense) Income:
  Unrealized gain on AOL Time Warner common
    stock......................................           468               --                --                --              468
  Unrealized loss on indexed debt securities...          (464)              --                --                --             (464)
  Income from equity investments in
    unconsolidated subsidiaries................            64               64                --                --               --
  Interest expense, net........................          (328)             (47)              (15)(c)            --             (296)
  Distribution on trust preferred securities...           (28)              --                --                --              (28)
  Minority interest............................           (23)              --                --                24 (b)            1
  Other, net...................................            70               37                --                --               33
                                                ---------------  ----------------  ---------------   ---------------  --------------
    Total .....................................          (241)              54               (15)               24             (286)
                                                ---------------  ----------------  ---------------   ---------------  --------------
Income from Continuing Operations before
  Income Taxes.................................           741              370               (15)               24              380
  Income tax expense (benefit).................           259              116                (5)               --              138
                                                ---------------  ----------------  ---------------   ---------------  --------------
Income from Continuing Operations.............. $         482    $         254     $         (10)    $          24    $         242
                                                ===============  ================  ===============   ===============  ==============

Basic Earnings per Share....................... $        1.67                                                         $        0.84
                                                ===============                                                       ==============

Weighted Average Common Shares Outstanding.....   288,546,000                                                           288,546,000
                                                ===============                                                       ==============

Diluted Earnings per Share..................... $        1.66                                                         $        0.83
                                                ===============                                                       ==============

Diluted Weighted Average Common Shares
  Outstanding..................................   291,400,000                                                           291,400,000
                                                ===============                                                       ==============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  DISCONTINUED
                                                                 OPERATIONS AND
                                                  HISTORICAL       DISPOSAL OF    RECAPITALIZATION        OTHER          PRO FORMA
                                                   BALANCE         BUSINESSES        ADJUSTMENTS       ADJUSTMENTS        BALANCE
                                                ---------------  --------------   ----------------   ---------------  --------------
                                                                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues....................................... $      29,339    $      19,792     $          --     $         740 (a)$      10,287

Expenses:
  Fuel and cost of gas sold....................        15,072           10,582                --               735 (a)        5,225
  Purchased power..............................         8,628            7,852                --                --              776
  Operation and maintenance....................         2,356              717                --                 5 (a)        1,644
  Taxes other than income taxes................           498               11                --                --              487
  Depreciation and amortization................           906              193                --                --              713
                                                ---------------  ----------------  ---------------   ---------------  --------------
    Total .....................................        27,460           19,355                --               740            8,845
                                                ---------------  ----------------  ---------------   ---------------  --------------
Operating Income ..............................         1,879              437                --                --            1,442
                                                ---------------  ----------------  ---------------   ---------------  --------------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner common
    stock......................................          (205)              --                --                --             (205)
  Unrealized gain on indexed debt securities...           102               --                --                --              102
  Income from equity investments in
    unconsolidated subsidiaries................            43               43                --                --               --
  Interest expense, net........................          (700)            (215)             (124)(c)            --             (609)
  Distribution on trust preferred securities...           (54)              --                --                --              (54)
  Other, net...................................            83               25                --                --               58
                                                ---------------  ----------------  ---------------   ---------------  --------------
    Total .....................................          (731)            (147)             (124)               --             (708)
                                                ---------------  ----------------  ---------------   ---------------  --------------
Income from Continuing Operations before
  Income Taxes.................................         1,148              290              (124)               --              734
  Income tax expense (benefit).................           377               82               (43)               --              252
                                                ---------------  ----------------  ---------------   ---------------  --------------
Income from Continuing Operations.............. $         771    $         208     $         (81)    $          --    $         482
                                                ===============  ================  ===============   ===============  ==============
Basic Earnings per Share....................... $        2.71                                                         $        1.69
                                                ===============                                                       ==============
Weighted Average Common Shares Outstanding.....   284,652,000                                                           284,652,000
                                                ===============                                                       ==============
Diluted Earnings per Share..................... $        2.68                                                         $        1.68
                                                ===============                                                       ==============
Diluted Weighted Average Common Shares
  Outstanding..................................   287,273,000                                                           287,273,000
                                                ===============                                                       ==============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            HISTORICAL       DISCONTINUED         OTHER          PRO FORMA
                                                             BALANCE          OPERATIONS       ADJUSTMENTS        BALANCE
                                                          ---------------   ---------------   ---------------  ---------------
                                                                   (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues.................................................. $     15,223     $       8,018     $         447 (a) $      7,652

Expenses:
  Fuel and cost of gas sold...............................        6,700             3,994               447 (a)        3,153
  Purchased power.........................................        4,138             3,736                --              402
  Operation and maintenance...............................        1,781               183                --            1,598
  Taxes other than income taxes...........................          441                 6                --              435
  Depreciation and amortization...........................          905                42                --              863
                                                          ---------------   ---------------   ---------------  ---------------
    Total ................................................       13,965             7,961               447            6,451
                                                          ---------------   ---------------   ---------------  ---------------
Operating Income .........................................        1,258                57                --            1,201
                                                          ---------------   ---------------   ---------------  ---------------
Other (Expense) Income:
  Unrealized gain on AOL Time Warner common stock.........        2,452                --                --            2,452
  Unrealized loss on indexed debt securities..............         (630)               --                --             (630)
  Loss from equity investments in unconsolidated
    subsidiaries..........................................           (1)               (1)               --               --
  Interest expense, net...................................         (498)              (37)               --             (461)
  Distribution on trust preferred securities..............          (51)               --                --              (51)
  Other, net..............................................           60                (3)               --               63
                                                          ---------------   ---------------   ---------------  ---------------
    Total ................................................        1,332               (41)               --            1,373
                                                          ---------------   ---------------   ---------------  ---------------
Income from Continuing Operations before Income Taxes.....        2,590                16                --            2,574
  Income tax expense......................................          916                 3                --              913
                                                          ---------------   ---------------   ---------------  ---------------
Income from Continuing Operations......................... $      1,674     $          13     $          --     $      1,661
                                                          ===============   ===============   ===============  ===============

Basic Earnings per Share.................................. $       5.87                                         $       5.83
                                                          ===============                                      ===============
Weighted Average Common Shares Outstanding................  285,040,000                                          285,040,000
                                                          ===============                                      ===============
Diluted Earnings per Share................................ $       5.85                                         $       5.81
                                                          ===============                                      ===============
Diluted Weighted Average Common Shares Outstanding........  286,021,000                                          286,021,000
                                                          ===============                                      ===============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                            HISTORICAL       DISCONTINUED         OTHER          PRO FORMA
                                                             BALANCE          OPERATIONS       ADJUSTMENTS        BALANCE
                                                          ---------------   ---------------   --------------------------------
                                                                   (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues.................................................. $     11,230     $       4,338     $         333 (a) $      7,225

Expenses:
  Fuel and cost of gas sold...............................        4,816             2,352               333 (a)        2,797
  Purchased power.........................................        2,215             1,824                --              391
  Operation and maintenance...............................        1,583               104                --            1,479
  Taxes other than income taxes...........................          470                 4                --              466
  Depreciation and amortization...........................          866                14                --              852
                                                          ---------------   ---------------   ---------------  ---------------
    Total ................................................        9,950             4,298               333            5,985
                                                          ---------------   ---------------   ---------------  ---------------
Operating Income..........................................        1,280                40                --            1,240
                                                          ---------------   ---------------   ---------------  ---------------
Other (Expense) Income:
  Unrealized loss on indexed debt securities..............       (1,176)               --                --           (1,176)
  Loss from equity investments in unconsolidated
    subsidiaries..........................................           (1)               (1)               --               --
  Interest expense, net...................................         (502)              (11)               --             (491)
  Distribution on trust preferred securities..............          (29)               --                --              (29)
  Other, net..............................................           67                 1                --               66
                                                          ---------------   ---------------   ---------------  ---------------
    Total ................................................       (1,641)              (11)               --           (1,630)
                                                          ---------------   ---------------   ---------------  ---------------

Loss from Continuing Operations before Income Taxes.......         (361)               29                --             (390)
  Income tax (benefit) expense............................          (83)               14                --              (97)
                                                          ---------------   ---------------   ---------------  ---------------
Loss from Continuing Operations........................... $       (278)               15                --     $       (293)
                                                          ===============   ===============   ===============  ===============
Basic Loss per Share(1)................................... $      (0.98)                                               (1.03)
                                                          ===============                                      ===============
Weighted Average Common Shares Outstanding................  284,095,000                                          284,095,000
                                                          ===============                                      ===============

--------------

(1) Dilutive earnings per share is not presented as the effect is anti-dilutive.




  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)   Represents previously eliminated intercompany transactions.


(b) Reflects the elimination of the minority interest in Reliant Resources upon the Distribution.

(c) Reflects the increase in interest expense as a result of the Recapitalization.


                                      * * *




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